                                AMENDMENT NO. 1
                                     TO THE
                       ASSET PURCHASE AND SALE AGREEMENT
                            DATED NOVEMBER 29, 1996
                                 BY AND BETWEEN
                       JOHN ALDEN LIFE INSURANCE COMPANY
                                      AND
                       SUNAMERICA LIFE INSURANCE COMPANY


                 This Amendment is made and entered into as of this 31st day of March, 1997, and is hereby made a part of and incorporated into the Asset Purchase and Sale Agreement dated November 29, 1996 (the "Agreement") by and between John Alden Life Insurance Company, a Minnesota stock insurance company ("Seller"), and SunAmerica Life Insurance Company, an Arizona stock insurance company ("Purchaser"). Capitalized terms used herein and not otherwise defined shall have the respective meaning ascribed thereto in the Agreement.

                 WHEREAS, JALIC and SunAmerica have entered into the Agreement; and

                 WHEREAS, JALIC and SunAmerica desire to amend the Agreement in the manner hereinafter set forth.

                 NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that:

                 1.       Closing Date Portfolio Securities.

                 (a) JALIC/Oxford Mortgage Loans. Schedule 1.2(a)(i) to the Agreement is hereby amended to delete any and all references to the JALIC/Oxford Mortgage Loans.

                 (b) Waters Edge Mortgage. Schedules 1.2(a)(i) to the Agreement is hereby amended to delete any and all references to the Waters Edge Group Mortgage.

                 (c) State Insurance Deposits. Schedule 1.2(a)(i) hereto is hereby amended to delete any and all references to the State Insurance Deposits.

                 In addition to cash otherwise to be delivered pursuant to
Section 1.2(a)(iv) of the Agreement, the parties hereto further agree that (i) if, at Closing, the Book Value of the State Insurance Deposits is greater than the Market Value, then Purchaser shall deliver to Seller cash in an amount equal to the difference between the Book Value and
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Market Value of the State Insurance Deposits and (ii) if, at Closing, the Book
Value of the State Insurance Deposits is less than the Market Value, then Seller shall deliver to Purchaser cash in an amount equal to the difference between the Book Value and Market Value of the State Insurance Deposits. An estimate of such amount shall be included on the Estimated Closing Date Statement and paid by the appropriate party at the Closing. The difference between the amount so estimated and the actual amount based on Book Value and Market Value at Closing shall be included on the Post Closing Date Statement and paid as a post closing adjustment in accordance with Section 1.6.

                 2. Put Value Increase. The parties hereto hereby agree that the Pooled Mortgage Loans and the Marconi Mortgage shall not be sold, assigned or transferred by Seller to Purchaser. The Pooled Mortgage Loans and the Marconi Mortgage shall be included in the Rejected Mortgages. In connection therewith, Section 1.2(c) shall be deleted and restated to read, in its entirety, as follows:

                 "Notwithstanding anything contained in this section 1.2 to the contrary, Purchaser shall have the right not to purchase up to $64,150,000 Book Value of (i) mortgages or (ii) mortgage related private placements which comprise a portion of the October 21 Portfolio Securities (the "Rejected Mortgages"), and such Rejected Mortgages shall not be sold, assigned, transferred, conveyed or delivered to Purchaser hereunder; provided, however, that upon written notice by Purchaser to Seller delivered not less than 10 days prior to Closing specifying such Rejected Mortgages, Seller shall deliver to the Trust, as part of the Reinsurance Premium, an amount equal to the Book Value of the Rejected Mortgages. Rejected Mortgages shall include the Pooled Mortgage Loans and the Marconi Mortgage."

                 3. Restriction on Put Mortgages. Seller hereby agrees that it shall not sell, transfer, convey or otherwise assign to Oxford Life Insurance Company any Mortgage or Mortgages which are included in the Rejected Mortgages.


                 4.       Assets Transferred to Trust Account and Purchaser .
Section 1.2(b) is hereby amended and restated in its entirety as follows:

                 "On the Closing Date, delivery of the Closing Date Portfolio Securities (other than the following: (i) the Mortgage Loans identified on Schedule A-1 hereto and (ii) the private placement instruments identified on Schedule A-2 hereto) shall be made by transfer to the trust account (the "Trust") established pursuant to the Trust Agreement. The cash portion of the Reinsurance Premium shall be transferred by Seller to the Trust by wire transfer of immediately available funds. Securities, cash equivalents and other assets included among the Closing Date Portfolio Securities shall be transferred by such instruments of transfer as are acceptable to the Trustee and reasonably acceptable to Purchaser. The gross amount of the cash payment wired by Seller shall be reduced by an amount equal to one day's interest on such gross amount at an interest rate equal to the





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
three month LIBOR rate in effect on the Business Day preceding the Closing Date plus 25 basis points.

                 In addition, on the Closing Date, delivery of the Mortgage Loans identified on Schedule A-1 hereto and the private placement instruments identified on Schedule A-2 hereto shall be made by transfer to the Purchaser. Such assets shall be transferred by such instruments of transfer as are commercially necessary to effect the transfer.

                 In addition, on the Closing Date, delivery of cash, publicly traded investment grade bonds and/or treasuries, which will cause the Trust to continue to meet the terms of Purchaser's investment policies, with an aggregate Book Value on Purchaser's books equal to the total of (i) and (ii), less (iii), where (i) is Seller's Book Value on the Closing Date of those Mortgage Loans identified on Schedule A-1 hereto, (ii) is Seller's Book Value on the Closing Date of the private placement instruments identified on Schedule A-2 hereto, and (iii) is the Statutory Reserves with respect to the Annuity Contracts and Additional Policies reinsured under the RSL Agreements, shall be made by Purchaser to the Trust. Such delivery by Purchaser shall be made by such instruments of transfer as are acceptable to the Trustee and reasonably acceptable to Seller."

                 5. "Annuity Contract" Definition. The third sentence of the definition of "Annuity Contract" as set forth in Annex A is amended to and restated in its entirety to read as follows:

                 "Notwithstanding anything to the contrary in this Agreement, "Annuity Contracts" shall not include (i) any policy for which the reserves or applicable premiums are not actually transferred to Purchaser, (ii) any policy not described in Schedule 3.8(b) attached hereto, (iii) Annuity Contracts issued on or prior to April 1, 1978, (iv) single premium immediate annuities and supplementary contracts involving life contingencies which are not ceded to Oxford Life Insurance Company or Lincoln National Reinsurance Company Limited,
(v) universal life flexible premium deferred annuity riders, and (vi) annuity policies assumed by Seller from Aristar Life Insurance Company. "

                 6. Recapture. Schedule 3.11 to the Agreement is hereby amended to delete any and all references to the RSL 1 Jr. Agreement.

                 7. Payments Received After Closing. Section 8.1 is hereby amended to add new Section 8.1(c) to read as follows:

                    "(c)       Following the Closing Date, if Seller receives
any interest, dividends, return of principal or other payments with respect to any Closing Date Portfolio Securities, Purchaser shall at all times be the owner of any such payments, Seller shall hold such payments for the benefit of Purchaser, and Seller shall promptly, remit such payment to Purchaser. Seller shall use commercially reasonable efforts to remit such payments to Purchaser no later than two business days after receipt by Seller.





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
If any such payment is not remitted by Seller to Purchaser within two business days after receipt thereof by Seller, Seller shall remit such payment to Purchaser at the time Seller makes settlement payments to Purchaser pursuant to
Section 4.1 of the Indemnity Reinsurance Agreement with interest calculated at a rate equal to the three month LIBOR rate plus 25 basis points on the amount due from the date of receipt by Seller but not including the date on which such amount is actually paid to Purchaser. "

                    8.         Policyholder Consents.  The first sentence of
Section 8.9 shall be amended and restated in its entirety to read as follows:

                    "Promptly after the Closing, Purchaser shall (i) distribute to policyholders of Annuity Contracts (other than Contracts reinsured under the RSL Agreements) notice of the transactions reflected herein and (ii) use commercially reasonable efforts to obtain Novations of all Annuity Contracts (other than Contracts reinsured under the RSL Agreements) (as contemplated by Section 2.4 of the Assumption Reinsurance Agreement)."

                    9. Additional Definitions. The following definitions are hereby added to Annex A of the agreement.

                    "JALIC/Oxford Mortgage Loans" means that pool of conventional mortgage loans owned by the Seller and Oxford Life Insurance Company on a 50/50 pari passu basis pursuant to that Participation and Servicing Agreement Series A 1990 dated as of February 14, 1990, and identified on Schedule A-3 attached hereto.

                    "Marconi Mortgage" means and that certain Mortgage Loan identified as loan number 900656, referred to by Seller as the Marconi Mortgage.

                    "Pooled Mortgage Loans" means collectively, the pooled mortgage loans held by Seller under (i) that certain Sale and Servicing Agreement dated as of May 18, 1989 by and between Morsemere Federal Savings Bank, Originator, Company, and Initial Class B Certificateholder and Purchaser, as Initial Class A Certificateholder, (ii) that certain Participation and Servicing Agreement dated as of May 26, 1988 by and between Ensign Bank, F.S.B., as seller, servicer and purchaser of the subordinated certificate and Drexel Burnham Lambert MRP Inc., as initial purchaser of the senior certificates, (iii) that certain Representations, Warranties, Purchase and Participation Agreement dated and effective as of June 30, 1988 by and among Seller, as purchaser and initial Class A Certificateholder, Investors Florida Savings Bank and IFS Service Corporation, and (iv) that certain Servicing Agreement dated as of December 1, 1992 by and among Seller, Federal Deposit Insurance Corporation, as receiver for Mechanics and Farmers Savings Bank, F.S.B., Citytrust, a Connecticut bank and trust company, and John Alden Asset Management Company, as Servicer, and identified on Schedule A-4 attached hereto.

                    "RSL 1 Jr. Agreement" means that certain Coinsurance Agreement effective January 1, 1989 by and between Seller and Reliance Standard Life Insurance Company.





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                    "RSL Agreements" means collectively, (i) that Coinsurance
Agreement effective June 30, 1990 by and between Seller and Reliance Standard Life Insurance Company and (ii) that Coinsurance Agreement effective October 31, 1990 by and between Seller and Reliance Standard Life Insurance Company.

                    "State Insurance Deposits" means all instruments held on deposit for the benefit of policyholders by state insurance departments on behalf of Seller and identified on Schedule A-5.

                    "Statutory Reserves" means a reserve not less than the aggregate statutory reserves and claims reserves calculated in a manner and on a consistent basis with Seller's past practices.

                    "Waters Edge Group Mortgage" means and that certain Mortgage Loan identified as loan number 7140, referred to by Seller as the Waters Edge Group Mortgage.

                    10. Recording Costs. The costs of recordation in connection with the transfer of any of the Closing Date Portfolio Securities, including, without limitation, recording costs and fees of a title company to record any documents in connection with the transfer of Closing Date Portfolio Securities shall be borne equally by the Seller and the Purchaser. Recording costs excludes, without limitation, any fees or costs for title policies or endorsements to title policies and title searches in connection therewith.

                    11. Changes in Schedules. To the extent set forth below, the Schedules to the Agreement shall be amended to include, restate or delete the following information, as the case may be, provided that the representations, warranties and indemnification contained in the Agreement shall in no way be affected by any such amendment, restatement or deletion of any Schedules:

                    a. Schedule 3.3 Schedule 3.3 shall be revised by Schedule A-6 hereto.

                    b.         Schedule 3.8(a)  The information contained in
Schedule 3.8(a) under the heading "JOHN ALDEN LIFE INSURANCE COMPANY Annuities In-Force" shall be amended to: (i) change the form name of form # J-1035-P to "SPIA": (ii) add form number J-5905-P to form name "Flex", (iii) add the word "(Oregon)" after the form names for the form numbers J-8014-P and J-8013-C.

                    The information contained in Schedule 3.8(a) under the heading "JOHN ALDEN LIFE INSURANCE COMPANY Forms Approved in 1996" shall be amended to





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include the following information:

                             Forms Approved in 1997

LTC Waiver Endorsement            Pennsylvania
J-0748-E(PA)

TSA Endorsement                      Alaska, Arizona, Arkansas,
J-O816-E(1/97)                       California, Colorado, Georgia, Idaho,
                                     Kansas, Kentucky, Maine, Michigan,
                                     Mississippi, New Hampshire, Oklahoma,
                                     South Carolina, Tennessee, Wyoming

TSA Endorsement                      Alaska, Arizona, Arkansas,
J-O817-E(1/97)                       California, Colorado, Georgia, Idaho,
                                     Indiana, Kentucky, Maine, Michigan,
                                     Minnesota, Mississippi, Missouri, New
                                     Hampshire, Oklahoma, South Carolina,
                                     Tennessee, Texas, Virginia, Wyoming

                 The information contained in Schedule 3.8(a) under the heading "Approved JALIC Annuity Endorsements (Standard & State Specific)" shall be amended to include "Tax Sheltered Annuity Endorsement, J-0816-E(1/97)," "Tax Sheltered Annuity Endorsement, J-0817-E(1/97)," "Tax Sheltered Annuity Endorsement, J-0817-E(1/97)(PA)," and "Endorsement - Long Term Care Facility Waiver, J-0748-E(PA)." And form numbers J-O614-E(7/86) and J-0619-E shall be restated as J-0617(7/86) and J-0691-E, respectively.

                 c. Schedule 3.9 Schedule 3.9(a) shall be amended so as to replace the lists of policy forms for Indiana, Iowa, Utah and Wisconsin with the lists attached hereto as Schedule A-7 hereto.

                 In addition, the following changes to Schedule 3.9(a) shall also be made:

- the list of John Alden Life Endorsement Approvals for Alaska shall be amended such that form numbers J-O614-E(7/86) and J-0619-E shall be restated as J-0617(7/86) and J-0691-E, respectively, and the list shall include forms "TSA Endorsement," form number J-0816-E(1/97) and "TSA Endorsement," form number J-0817-E(1/97)

- the list of John Alden Life Endorsement Approvals for Arizona shall be amended such that form numbers J-O614-E(7/86) and J-0619-E shall be restated as J-0617(7/86) and J-0691-E, respectively, and the list shall include forms "TSA Endorsement," form number J-0816-E(1/97) and "TSA Endorsement," form number J-0817-E(1/97)





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
- the list of John Alden Life Endorsement Approvals for California shall be amended such the form "Individual Retirement Annuity Rider," form number J-0710-E(9/88) shall be deleted in its entirety and form numbers J-O614-E(7/86) and J-0619-E shall be restated as J-0617(7/86) and J-0691-E, respectively, and the list shall include forms "TSA Endorsement," form number J-0816-E(1/97) and "TSA Endorsement," form number J-0817-E(1/97)

- the list of John Alden Life Endorsement Approvals for Georgia shall be amended such that form numbers J-O614-E(7/86) and J-0619-E shall be restated as J-0617(7/86) and J-0691-E, respectively, and the list shall include forms "TSA Endorsement," form number J-0816-E(1/97) and "TSA Endorsement," form number J-0817-E(1/97)

- the list of John Alden Life Endorsement Approvals for Idaho shall be amended such that form numbers J-O614-E(7/86) and J-0619-E shall be restated as J-0617(7/86) and J-0691-E, respectively, and the list shall include forms "TSA Endorsement," form number J-0816-E(1/97) and "TSA Endorsement," form number J-0817-E(1/97)

- the list of John Alden Life Endorsement Approvals for Indiana shall be amended such that form numbers J-O614-E(7/86) and J-0619-E shall be restated as J-0617(7/86) and J-0691-E, respectively, and the list shall include form "TSA Endorsement," form number J-0817-E(1/97)

- the list of John Alden Life Endorsement Approvals for Kansas shall be amended such that form numbers J-O614-E(7/86) and J-0619-E shall be restated as J-0617(7/86) and J-0691-E, respectively, and the list shall include form "TSA Endorsement," form number J-0816-E(1/97)

- the list of John Alden Life Endorsement Approvals for Kentucky shall be amended such that form numbers J-O614-E(7/86) and J-0619-E shall be restated as J-0617(7/86) and J-0691-E, respectively, and the list shall include forms "TSA Endorsement," form number J-0816-E(1/97) and "TSA Endorsement," form number J-0817-E(1/97)

- the list of John Alden Life Endorsement Approvals for Maryland shall be amended to delete in its entirety reference to form "Individual Retirement Annuity Rider," J-0710-E (9/88) and form numbers J-O614-E(7/86) and J-0619-E shall be restated as J-0617(7/86) and J-0691-E, respectively

- the list of John Alden Life Endorsement Approvals for Minnesota shall be amended to delete in its entirety reference to form "Individual Retirement Annuity Rider," J-0710-E (9/88) and form numbers J-O614-E(7/86) and J-0619-E shall be restated as J-0617(7/86) and J-0691-E, respectively





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
- the list of John Alden Life Endorsement Approvals for Missouri shall be amended such that form numbers J-O614-E(7/86) and J-0619-E shall be restated as J-0617(7/86) and J-0691-E, respectively, and the list shall include form "TSA Endorsement," form number J-0817-E(1/97)

- the list of John Alden Life Endorsement Approvals for Pennsylvania shall be restated in its entirety by Schedule A-8 hereto

- the list of John Alden Life Endorsement Approvals for Oklahoma shall be amended such that form numbers J-O614-E(7/86) and J-0619-E shall be restated as J-0617(7/86) and J-0691-E, respectively, and the list shall include forms "TSA Endorsement," form number J-0816-E(1/97) and "TSA Endorsement," form number J-0817-E(1/97)

- the list of John Alden Life Endorsement Approvals for Oregon shall be amended to delete in its entirety reference to the forms "Individual Retirement Annuity Rider," form number J-0710-E, and "Individual Retirement Annuity Rider, form number J-0710-E(9/88) and form numbers J-O614-E(7/86) and J-0619-E shall be restated as J-0617(7/86) and J-0691-E, respectively,

- the list of John Alden Life Endorsement Approvals for South Carolina shall be amended to delete in its entirety reference to the forms "Individual Retirement Annuity Rider," form number J-0710-E, and "Individual Retirement Annuity Rider, form number J-0710-E(9/88) and form numbers J-O614-E(7/86) and J-0619-E shall be restated as J-0617(7/86) and J-0691-E, respectively, and the list shall include form "TSA Endorsement," form number J-0817-E(1/97)

- the list of John Alden Life Endorsement Approvals for Tennessee shall be amended such that form numbers J-O614-E(7/86) and J-0619-E shall be restated as J-0617(7/86) and J-0691-E, respectively, and the list shall include forms "TSA Endorsement," form number J-0816-E(1/97) and "TSA Endorsement," form number J-0817-E(1/97)

- the list of John Alden Life Endorsement Approvals for Texas shall be amended to delete in its entirety reference to the forms "Individual Retirement Annuity Rider," form number J-0710-E, and "Individual Retirement Annuity Rider, form number J-0710-E(9/88) and form numbers J-O614-E(7/86) and J-0619-E shall be restated as J-0617(7/86) and J-0691-E, respectively, and the list shall include form "TSA Endorsement," form number J-0817-E(1/97)

- the list of John Alden Life Endorsement Approvals for Washington shall be amended to delete in its entirety reference to the forms "Individual Retirement Annuity Rider," form number J-0710-E, and "Individual Retirement Annuity

        Rider, form number J-0710-E(9/88) and form numbers J-O614-E(7/86) and J-0619-E shall be restated as J-0617(7/86) and J-0691-E, respectively

- the list of John Alden Life Endorsement Approvals for West Virginia shall be amended to delete in its entirety reference to the form "Individual Retirement Annuity Rider," form number J-0710-E, and form numbers J-O614-E(7/86) and J-0619-E shall be restated as J-0617(7/86) and J-0691-E, respectively

- the list of John Alden Life Endorsement Approvals for Virginia shall be amended such that form numbers J-O614-E(7/86) and J-0619-E shall be restated as J-0617(7/86) and J-0691-E, respectively and the list shall include form "TSA Endorsement," form number J-0817-E(1/97)

- the list of John Alden Life Endorsement Approvals for Utah shall be amended to delete in its entirety reference to the form "Individual Retirement Annuity Rider," form number J-0710-E, and form numbers J-O614-E(7/86) and J-0619-E shall be restated as J-0617(7/86) and J-0691-E, respectively

                 c. Schedule 3.11 Schedule 3.11 shall be deleted and replaced by Schedule A-9 hereto.

                 d. Schedule 3.20 Number 24 to Schedule 3.20, "General Agent Agreement by and between John Alden Life Insurance Company and Progressive Financial effective October 29, 1993" shall be deleted as such agreement was terminated February 8, 1997.

                 e. Schedule 3.22(a) Schedule 3.22(a) shall be deleted and replaced by Schedule A-10 hereto.

                 f. Schedule 3.22(l) Schedule 3.22(l) shall be deleted and replaced by Schedule A-11 hereto.

                 g. Schedule 3.24 Schedule 3.24 shall be deleted and replaced by Schedule A-12 hereto.

                 12. Marketing Agreement. From and after the Ledger Cut-Off Date (as defined in the Indemnity Reinsurance Agreement) through and including the date of termination of the Transition Services Agreement, Seller shall continue to underwrite and make its annuity products available for sale and marketed through NSM Sales Corporation. Any annuity contracts issued by Seller during such period shall be deemed to be Additional Policies (as defined in the Indemnity Reinsurance Agreement) and automatically reinsured with the Purchaser as provided in the Indemnity Reinsurance Agreement.





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
                 13.      Additional Ancillary Agreement.   The last page of
Section 1.4(a) is amended to include within the definition of "Ancillary Agreements" that certain Asset Repurchase Agreement by and between Seller and Purchaser dated as of March 31, 1997.

                 14. Headings. The headings in this Amendment have been inserted for convenience of reference only, and shall not be considered a part of this Amendment and shall not limit, modify or affect in any way the meaning or interpretation of this Amendment.

                 15. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original instrument, but all such counterparts shall together constitute one and the same instrument. This Agreement shall become effective and be deemed to have been executed and delivered by all of the Parties at such time as counterparts shall have been executed and delivered by both parties, regardless of whether each of the parties has executed the same counterpart.
It shall not be necessary when making proof of this Agreement to account for any counterparts other than a sufficient number of counterparts which, when taken together, contain signatures of both parties.

                 16. Miscellaneous. All other terms and conditions of the Agreement shall remain unchanged and the Agreement shall remain in full force and effect.





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         IN WITNESS WHEREOF,  the parties hereto have duly executed this
Amendment as of the date first written above.


                                  JOHN ALDEN LIFE INSURANCE COMPANY


                                  By /s/ SCOTT L. STANTON
                                     -------------------------------------
                                        Name: Scott L. Stanton
                                        Title: SVP & CEO


                                  SUNAMERICA LIFE INSURANCE COMPANY


                                  By /s/ SUSAN L. HARRIS
                                     -------------------------------------
                                        Name: Susan L. Harris
                                        Title: Secretary



                 (Amendment to the Asset Purchase Agreement)